UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 27, 2005



                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------



                        822 Bishop Street, P. O. Box 3440
                             Honolulu, Hawaii 96801
                             ----------------------
              (Address of principal executive offices and zip code)


                                 (808) 525-6611
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 2.02.  Disclosure of Results of Operations and Financial Condition
-----------------------------------------------------------------------

         Alexander & Baldwin, Inc. issued a press release on January 27, 2005, announcing its 2004 fourth quarter and year-end consolidated earnings.
This information, attached as Exhibit 99.1, is being furnished to the SEC pursuant to Item 2.02 of Form 8-K.

         (a)      Exhibits
                  --------

                  99.1 Press Release announcing 2004 fourth quarter and year-end consolidated earnings issued on January 27, 2005.


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2005


                            ALEXANDER & BALDWIN, INC.



                            By: /s/ Christopher J. Benjamin
                                ---------------------------
                            Christopher J. Benjamin
                            Vice President and Chief Financial Officer